UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

March 28, 2012

HF FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Delaware	0-19972	46-0418532
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

225 South Main Avenue Sioux Falls, SD (Address of principal executive offices)	57104 (Zip Code)

(605) 333-7556

(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.05                                  COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES.

On March 28, 2012, the Board of Directors of Home Federal Bank (the “Bank”), the primary operating subsidiary of HF Financial Corp. (the “Company”), approved the closure of four branch locations pursuant to an efficiency and expense reduction analysis performed by management.

The four branches to close are all secondary locations in markets where the Bank has other branches that can serve its customers.  They are: the East 10th Drive-up in Sioux Falls, the location within the Wal-Mart store in Mitchell, and the locations within the Hy-Vee stores in Watertown and Yankton, all in South Dakota. Employees at each of these branches will be employed until closure and eligible to apply for open positions at other branches of the Bank during that time.

The Company believes that these closures of physical and retail-based locations are in line with industry trends and expects to obtain annual cost savings to the Bank of approximately $750,000.

The Company expects to incur one-time costs of approximately $780,000 related to the closure of these locations, composed of approximately $10,000 in employment termination benefits and $230,000 in asset disposition costs, which will be recorded in the Company’s fourth quarter ended June 30, 2012, as well as $540,000 in lease obligation charges, which will result in future cash expenditures.  The closings are expected to occur during the last week of June 2012.

Forward-Looking Statements

This Form 8-K contains “forward-looking statements” that deal with future results, expectations, plans and performance.  Forward-looking statements about the Company’s expected financial results and other plans are subject to certain risks, uncertainties and assumptions.  These include, but are not limited to, the risks detailed from time to time in the Company’s SEC filings, including but not limited to, its annual report on Form 10-K for the fiscal year ending June 30, 2011, and its subsequent quarterly reports on Form 10-Q.

Forward-looking statements speak only as of the date they are made.  The Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.  Although the Company believes its expectations are reasonable, it can give no assurance that such expectations will prove to be correct.  Based upon changing conditions, should any one or more of these risks or uncertainties materialize, or should any underlying assumptions prove incorrect, actual results may vary materially from those described in any forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HF Financial Corp (Registrant)

Date: March 30, 2012	By:	/s/ Stephen M. Bianchi
Stephen M. Bianchi, President and Chief Executive Officer (Duly Authorized Officer)

Date: March 30, 2012	By:	/s/ Brent R. Olthoff
Brent R. Olthoff, Senior Vice President, Chief Financial Officer, and Treasurer (Principal Financial Officer)